Exhibit 10.9

SUBSCRIPTION AGREEMENT

Cadrenal Therapeutics, Inc.

822 A1A North, Suite 320

Ponte Vedra, Florida 32082

Gentlemen:

I hereby apply to Cadrenal Therapeutics, Inc., a Delaware corporation (hereinafter “you” or “Company”), to purchase the shares of common stock, par value $0.001, being offered by the Company (“Common Stock”) indicated on the signature page to this Agreement (the “Shares”). I understand that you may at any time at your sole discretion reject this subscription, and that you will advise me as soon as practicable if my subscription has not been accepted or if the offering of your common stock is withdrawn. If you reject my subscription or withdraw the offering, you will promptly return to me all amounts delivered by me in payment for the Shares and this subscription agreement will have no further effect. If you reject my subscription, I will return to you any documents you have provided to me at my request for the purpose of evaluating this offering. If you accept my subscription, you will promptly provide me the stock certificate representing the Shares that I purchase in this offering.

1. Representations of Subscriber. As an inducement to you to sell me the Shares for which I have subscribed, I hereby represent to you as follows (either in my individual capacity or as an authorized representative of an entity, as applicable), on the understanding that those representations will survive receipt (or the receipt by such entity) of the Shares:

(1)	If an individual, I am a bona fide resident of the state set forth on the last page of this Agreement, over 21 years of age, and legally competent to execute this Agreement; if an entity, the person executing this Agreement on my behalf represents that the entity is duly organized under the laws of the state set forth on the last page of this Agreement, the entity is validly existing, and I have full power and authority to execute this Agreement, which will then be my legal, valid and binding agreement;

(2)	I have been furnished and have read all written materials provided by you relating to you, your proposed operations, the private offering of the Shares and any other matters relating to this private offering (all such materials, including the Company’s private placement memorandum hereinafter collectively called the “offering materials”) which have been requested; you have answered all inquiries that I have put to you relating thereto; and I have been afforded the opportunity to obtain any additional information, to the extent you possessed such information or were able to acquire it without unreasonable effort or expense, necessary (a) to verify the accuracy of the information set forth in the offering materials; and (b) to evaluate the merits and risks of purchasing the Shares;

(3)	I have carefully reviewed and understand the various risks of an investment in the Shares and have made such independent investigation and evaluation of all written materials provided to me by you with respect to your financial condition, properties, business and prospects as I deem necessary to make an informed decision to purchase the Shares; my decision to purchase the Shares has been made on the basis of such investigation and evaluation; in making such decision I have relied exclusively on the written statements with respect to any such matters or otherwise with respect to you which are contained in the offering materials, and which have been independently investigated and evaluated by me;

(4)	I have completed the confidential prospective purchaser questionnaire; I confirm the statements made therein are true on the date hereof, and I acknowledge that the statements and representations made by me therein and in this Agreement have been relied upon by you in offering to sell the Shares to me; I further agree to indemnify and hold harmless the Company and its respective officers, directors and stockholders, from any and all damages, losses, costs and expenses (including reasonable attorneys’ fees) that they may incur, by reason of any breach of any of the statements or representations made by me contained herein or therein;

(5)	I acknowledge that although you may effect a public offering of your common stock, no assurances have been given to me that any such offering will ever take place.;

(6)	I realize that I will not be able to resell readily any of the Shares purchased under this Agreement because none of the Shares have been registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws, and, therefore, those securities can be sold only if they are subsequently registered under the Act or an exemption from registration is available;

(7)	I understand that you have the absolute right to refuse to consent to transfer or assignment of any securities if that transfer or assignment does not comply with applicable state and federal securities laws;

(8)	I understand that this offering is intended to be a non-public offering in accordance with section 4(a)(2) of the Act and Regulation D promulgated under the Act (“Regulation D”), that no aspect of this offering has been reviewed by the United States Securities and Exchange Commission or the securities regulatory authorities of any state and that none of the offering materials nor any other written materials furnished by you and used in connection with this offering has been reviewed by any federal or state securities regulatory bodies or authorities;

(9)	The Shares are being purchased for my own account, for investment, and not with a view to distribution or resale to others; I am not participating, directly or indirectly in an underwriting of any such distribution or other transfer; I do not now have reason to anticipate any change in my circumstances or any other particular occasion or event which would cause me to sell the Shares (or the components thereof); I have substantial experience in making decisions of this type or am relying on my own qualified advisor in making the investment decision; and I understand that you are relying upon the truth and accuracy of this representation and warranty;

(10)	Neither you nor any person acting on your behalf has made any representations to me except as contained in the offering materials; and in making my decision to purchase the Shares I have subscribed for, I have not relied on any representations or information other than those which I have independently investigated and verified to my satisfaction;

(11)	I understand that this subscription may be accepted or rejected, in whole or in part, by you in your sole and absolute discretion;

(12)	All the information that I heretofore furnished to you, or that is set forth in this Agreement or the related prospective purchaser questionnaire, with respect to my financial position and business experience is correct and complete as of the date of this Agreement, and if there should be any material change in that information prior to receipt of the Shares that I subscribe for, I will immediately furnish you with revised or corrected information;

(13)	I represent that I am currently, and agree to notify you immediately in writing if I cease to be, an “accredited investor” within the meaning of Rule 501(a) of Regulation D;

(14)	I am not subject to any “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Act;

(15)	I am able to bear the substantial economic risk of an investment in the Shares and currently can afford a complete loss of that investment; my overall commitment in investments that are not readily marketable is reasonable in relation to my net worth; and

(16)	If an entity, I have not been organized for the specific purpose of acquiring the Shares being offered.

For Foreign Investors Only:

(15)	If the undersigned is a foreign (non-U.S.) investor, the undersigned represents and warrants:

(a)	Neither I nor any person or entity for whom I am acting as fiduciary is a U.S. Person.

(b)	At the time the agreement to purchase was originated, I was outside the United States and is outside of the United States as of the date of the execution and delivery of this Agreement.

(c)	I am not purchasing the Shares on behalf of any and the sale has not been prearranged with a purchaser in the United States.

(d)	All subsequent offers and sales of the Shares will be made (i) outside the United States in compliance with Rule 903 or Rule 904 of Regulation S; (ii) pursuant to registration of the Shares under the Act; or (iii) pursuant to an exemption from such registration.

2. Miscellaneous. (A) All notices or other communications given or made under this Agreement must be in writing and be delivered by hand or mailed by registered or certified mail, postage prepaid, to myself or to you at the respective addresses set forth herein, and will be deemed to have been given or delivered on the date of the hand delivery or four days after mailing.

(b)  All matters arising under this Agreement, including without limitations tort claims, are governed by the laws of the state of Delaware, without giving effect to principles of conflicts of law.

(c)  This Agreement constitutes the entire agreement between you and I with respect to the subject matter of this Agreement and may be amended only by a writing executed by you and I. Neither this Agreement nor any of my rights under this Agreement may be transferred or otherwise assigned hereunder.

(d)  Unless this Agreement is rejected, my obligations hereunder will not be terminated upon the occurrence of any event (whether by operation of law or otherwise), including, without limitation, my death, occurrence of disability, or declaration that I am incompetent, and this Agreement (including the representations and warranties contained herein) will bind my successors, legal representatives, heirs, and distributees.

(e)   If requested at any time by you, I will promptly supply such information regarding myself as may be necessary for inclusion in any registration, qualification, application or other filing to be made at any time hereafter on your behalf. I shall furnish such information to you as you deem necessary to satisfy yourself that I may legally purchase the Shares.

3. Representations and Warranties of the Company. The Company represents and warrants to the subscriber as follows:

(a)  The Company is duly organized and validly exists as a corporation in good standing under the laws of Delaware.

(b)  The Company has the corporate power and authority to enter into, deliver and perform this Agreement.

(c)  All necessary corporate action has been duly and validly taken by the company to authorize the execution, delivery and performance of this subscription agreement, the related security agreement and the issuance of the Shares to be sold by the Company pursuant to this Agreement.

(d)  This Agreement constitutes the legal, valid and binging obligation of the Company enforceable against the Company in accordance with its terms except as the enforceability may be limited by bankruptcy and general equitable principles.

(e) The Shares are, and when issued will be, free and clear of all mortgages, pledges, liens, security interests, encumbrances, conditional sale agreements, charges and restrictions on every kind and nature whatsoever.

(F) The authorized capital stock of the Company consists of 10,000,000 shares of Common Stock.

(G)  The Company is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. The Company is not in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since January 22, 2022, the Company has not received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

(H)  There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, or its businesses, properties or assets or their officers or directors in their capacity as such, that would have a material adverse effect on the operations or business of the Company.

(I)  The Company owns or possesses adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct its business as now conducted and as presently proposed to be conducted. The Company has no knowledge of any infringement by the Company of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the Company’s knowledge, being threatened, against the Company regarding their Intellectual Property Rights.

(J)  The Investor Package in connection with the June 2022 bridge financing, including the Subscription Agreement and the exhibits thereto (the “Investor Package”) does not contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4. Compliance with applicable laws. I will not sell, assign, transfer, pledge or otherwise dispose of any of the Shares except in compliance with all conditions on transfer imposed by the Act and by “blue sky” or securities laws of any state, and I will be fully responsible for complying with all such conditions.

5. Execution of other documents. I will execute such other documents as may be necessary to complete the transactions contemplated hereby, including, without limitation, the prospective purchaser questionnaire, and I will be bound by all of the terms of any such documents and will perform all of my obligations thereunder with respect to the Shares being subscribed for.

I am entering into this Agreement by signing the attached “individual subscription” or “entity subscription,” as applicable, on the date indicated thereon. By so doing I am agreeing to purchase the Shares stated thereon and am agreeing to all the terms of this Agreement. I am enclosing with this Agreement a check payable to the order of Cadrenal Therapeutics, Inc., in full payment of my subscription.

Signature Page for Individuals:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

Seven Million Five Hundred Thousand (7,500,000)
Number of Shares Being Purchased Seven Thousand Five Hundred Dollars ($7,500.00) Total Purchase Price ($0.001 per Share)
Quang Pham
Print or Type Name	Print or Type Name (Joint-owner)
s/Quang Pham
Signature	Signature (Joint-owner)
1/25/22
Date	Date (Joint-owner)
xxx
Social Security Number	Social Security Number (Joint-owner)

xxx
Address	Address (Joint-owner)
xxx
Phone Number	Phone Number
xxx
Email Address	Email Address

_______	Joint Tenancy	______	Tenants in Common

                    Tenancy by the Entirety

Wiring Instructions:

Bank Name:	xxx
ABA #:	xxx
Acct #:	xxx
Acct. Name:	Cadrenal Therapeutics, Inc.

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Partnerships, Corporations or Other Entities:

IN WITNESS WHEREOF, Subscriber has caused this Agreement to be executed as of the date indicated below.

Total Purchase Price

Print or Type Name of Entity

Address

Taxpayer I.D. No. (if applicable)	Date

By:
Print or Type Name	Title or Position with Entity

Signature (other authorized signatory)	Print or Type Name and Indicate
Title or Position with Entity

Wiring Instructions:

Bank Name:	xxx
ABA #:	xxx
Acct #:	xxx
Acct. Name:	Cadrenal Therapeutics, Inc.

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[Company Execution Page for Subscription Agreement]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below.

CADRENAL THERAPEUTICS, INC.

By:	/s/ Quang Pham
Name:	Quang Pham
Title:	Chief Executive Officer

Date: January 25, 2022

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